Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2016-3

Final Pool as of the Cutoff Date

8/3/2016

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New		Used		Total
Aggregate Principal Balance (1)	$803,408,776.80		$611,173,206.34		$1,414,581,983.14
Number of Automobile Loan Contracts	30,524		34,174		64,698
Percent of Aggregate Principal Balance	56.79%		43.21%		100.00%
Average Principal Balance	$26,320.56		$17,884.16		$21,864.39
Range of Principal Balances	($272.99 to $84,904.05)		($258.89 to $83,074.51)		($258.89 to $84,904.05)
Weighted Average APR (1)	10.09%		14.04%		11.80%
Range of APRs	(2.50% to 26.00%	)	(2.60% to 28.99%	)	(2.50% to 28.99%	)
Weighted Average Remaining Term	67		65		66
Range of Remaining Terms	(3 to 75 months	)	(3 to 74 months	)	(3 to 75 months	)
Weighted Average Original Term	72		70		71
Range of Original Terms	(24 to 75 months	)	(24 to 75 months	)	(24 to 75 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	Custom Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	11.06%
	215-224	10.81%	Less than 540	22.27%
	225-244	31.14%	540-599	44.68%
	245-259	21.81%	600-659	30.32%
	260 and greater	25.18%	660 and greater	2.73%

Weighted Average Score	245		577

(1)	Proprietary credit score developed and utilized by the sponsor to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. A custom score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the Custom Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the custom score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. The sponsor utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2016-3

Final Pool as of the Cutoff Date

8/3/2016

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
2.000% to 2.999%	2,832,665.60	0.20%	107	0.17%
3.000% to 3.999%	14,951,973.42	1.06%	575	0.89%
4.000% to 4.999%	23,233,761.41	1.64%	842	1.30%
5.000% to 5.999%	51,371,348.02	3.63%	1,745	2.70%
6.000% to 6.999%	121,384,882.24	8.58%	4,106	6.35%
7.000% to 7.999%	143,514,174.57	10.15%	4,982	7.70%
8.000% to 8.999%	108,482,114.91	7.67%	4,157	6.43%
9.000% to 9.999%	122,598,320.86	8.67%	5,138	7.94%
10.000% to 10.999%	107,646,897.08	7.61%	4,578	7.08%
11.000% to 11.999%	106,135,163.69	7.50%	5,063	7.83%
12.000% to 12.999%	101,641,891.16	7.19%	4,814	7.44%
13.000% to 13.999%	84,628,146.53	5.98%	4,225	6.53%
14.000% to 14.999%	91,069,683.95	6.44%	4,643	7.18%
15.000% to 15.999%	71,971,433.64	5.09%	3,888	6.01%
16.000% to 16.999%	66,897,356.80	4.73%	3,746	5.79%
17.000% to 17.999%	60,820,880.51	4.30%	3,454	5.34%
18.000% to 18.999%	57,408,287.87	4.06%	3,401	5.26%
19.000% to 19.999%	28,367,054.63	2.01%	1,792	2.77%
20.000% to 20.999%	21,871,383.14	1.55%	1,451	2.24%
21.000% to 21.999%	12,609,313.10	0.89%	893	1.38%
22.000% to 22.999%	6,310,842.40	0.45%	442	0.68%
23.000% to 23.999%	5,325,111.68	0.38%	377	0.58%
24.000% to 24.999%	2,652,487.09	0.19%	206	0.32%
25.000% to 25.999%	468,119.91	0.03%	39	0.06%
26.000% to 26.999%	307,836.01	0.02%	27	0.04%
27.000% to 27.999%	23,473.98	0.00%	2	0.00%
28.000% to 28.999%	57,378.94	0.00%	5	0.01%

TOTAL	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-3

Final Pool as of the Cutoff Date

8/3/2016

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$26,317,088.04	1.86%	1,160	1.79%
Alaska	2,325,520.11	0.16%	106	0.16%
Arizona	30,810,604.11	2.18%	1,333	2.06%
Arkansas	19,389,872.15	1.37%	833	1.29%
California	98,837,300.47	6.99%	4,585	7.09%
Colorado	20,198,483.44	1.43%	935	1.45%
Connecticut	8,995,404.58	0.64%	481	0.74%
Delaware	4,914,485.24	0.35%	244	0.38%
District of Columbia	3,565,324.38	0.25%	162	0.25%
Florida	102,881,127.44	7.27%	4,924	7.61%
Georgia	65,469,274.07	4.63%	2,757	4.26%
Hawaii	3,982,014.60	0.28%	188	0.29%
Idaho	2,003,632.81	0.14%	95	0.15%
Illinois	52,307,466.08	3.70%	2,502	3.87%
Indiana	27,303,343.06	1.93%	1,412	2.18%
Iowa	6,308,830.55	0.45%	328	0.51%
Kansas	7,162,034.88	0.51%	327	0.51%
Kentucky	23,129,440.17	1.64%	1,134	1.75%
Louisiana	44,347,081.82	3.13%	1,794	2.77%
Maine	4,412,260.63	0.31%	244	0.38%
Maryland	37,862,369.92	2.68%	1,707	2.64%
Massachusetts	18,908,679.64	1.34%	1,016	1.57%
Michigan	22,926,792.22	1.62%	1,290	1.99%
Minnesota	9,945,571.87	0.70%	519	0.80%
Mississippi	23,180,234.13	1.64%	980	1.51%
Missouri	28,057,254.37	1.98%	1,340	2.07%
Montana	3,664,326.79	0.26%	156	0.24%
Nebraska	4,584,669.19	0.32%	231	0.36%
Nevada	11,538,470.10	0.82%	476	0.74%
New Hampshire	4,466,096.33	0.32%	238	0.37%
New Jersey	23,871,982.44	1.69%	1,242	1.92%
New Mexico	21,240,081.35	1.50%	893	1.38%
New York	44,646,888.06	3.16%	2,216	3.43%
North Carolina	42,156,864.43	2.98%	1,904	2.94%
North Dakota	1,482,548.57	0.10%	65	0.10%
Ohio	46,921,312.51	3.32%	2,576	3.98%
Oklahoma	28,618,081.80	2.02%	1,217	1.88%
Oregon	6,774,842.91	0.48%	361	0.56%
Pennsylvania	53,094,415.98	3.75%	2,839	4.39%
Rhode Island	2,318,665.40	0.16%	128	0.20%
South Carolina	24,328,413.56	1.72%	1,097	1.70%
South Dakota	1,424,842.36	0.10%	78	0.12%
Tennessee	35,126,828.35	2.48%	1,600	2.47%
Texas	279,018,153.94	19.72%	11,041	17.07%
Utah	5,347,613.61	0.38%	231	0.36%
Vermont	2,436,467.33	0.17%	117	0.18%
Virginia	26,924,254.10	1.90%	1,245	1.92%
Washington	14,588,696.49	1.03%	703	1.09%
West Virginia	16,337,485.36	1.15%	726	1.12%
Wisconsin	14,742,683.92	1.04%	783	1.21%
Wyoming	2,501,218.38	0.18%	97	0.15%
Other (3)	884,589.10	0.06%	42	0.06%

TOTAL	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2016-3

Final Pool as of the Cutoff Date

8/3/2016

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	29.66%
	100-109	22.71%
	110-119	22.18%
	120-129	17.00%
	130-139	7.33%
	140-149	1.01%
	150 and greater	0.10%

Weighted Average Wholesale LTV	108%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-3

Final Pool as of the Cutoff Date

8/3/2016

Distribution of the Automobile Loan Contracts by Original Term

as of the Cutoff Date

Original Term to Scheduled Maturity	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1 - 24 months	$138,028.11	0.01%	15	0.02%
25 - 36 months	1,749,104.87	0.12%	185	0.29%
37 - 48 months	8,327,667.97	0.59%	691	1.07%
49 - 60 months	82,186,722.79	5.81%	5,662	8.75%
61 - 72 months	1,276,793,796.85	90.26%	56,720	87.67%
73 - 75 months	45,386,662.55	3.21%	1,425	2.20%

TOTAL	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2016-3

Final Pool as of the Cutoff Date

8/3/2016

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick (3)	$44,531,149.14	3.15%	1,919	2.97%
Cadillac (3)	40,812,875.86	2.89%	1,371	2.12%
Chevrolet (3)	625,074,166.08	44.19%	25,716	39.75%
Chrysler	29,271,419.75	2.07%	1,646	2.54%
Dodge	79,862,561.43	5.65%	3,899	6.03%
Ford	92,788,214.85	6.56%	4,717	7.29%
GMC (3)	101,855,032.35	7.20%	3,278	5.07%
Honda	27,063,711.45	1.91%	1,524	2.36%
Hyundai	45,522,264.67	3.22%	2,763	4.27%
Jeep	43,798,588.99	3.10%	2,051	3.17%
Kia	57,338,955.55	4.05%	3,260	5.04%
Nissan	79,087,929.99	5.59%	4,472	6.91%
Toyota	47,241,771.70	3.34%	2,610	4.03%
Other (4)	100,333,341.33	7.09%	5,472	8.46%

Total	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $594,045,891.88, or approximately 42% of the total pool. The total Aggregate Principal Balance of all new GM vehicles originated under subvention programs accounts for approximately 30% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$4,750,481.76	0.34%	195	0.30%
Full-Size Van/Truck	276,110,357.50	19.52%	8,744	13.52%
Full-Size SUV	94,287,270.69	6.67%	2,778	4.29%
Mid-Size Car	335,823,221.88	23.74%	17,142	26.50%
Mid-Size SUV	305,816,305.49	21.62%	14,351	22.18%
Economy/Compact Car	250,937,786.94	17.74%	14,940	23.09%
Compact Van/Truck	45,152,436.58	3.19%	2,185	3.38%
Sports Car	99,030,035.00	7.00%	4,246	6.56%
Segment Unavailable (4)	2,674,087.30	0.19%	117	0.18%

Total	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2016-3

Final Pool as of the Cutoff Date

8/3/2016

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,285,625,550.93	90.88%	55,836	86.30%
1	56,528,735.25	4.00%	2,675	4.13%
2+	72,427,696.96	5.12%	6,187	9.56%

Total	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,372,374,700.00	97.02%	61,060	94.38%
1	14,479,428.62	1.02%	1,075	1.66%
2+	27,727,854.52	1.96%	2,563	3.96%

Total	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,407,639,803.53	99.51%	64,012	98.94%
1	4,214,420.67	0.30%	433	0.67%
2+	2,727,758.94	0.19%	253	0.39%

Total	$1,414,581,983.14	100.00%	64,698	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.